Deutsche
Asset Management
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Summary Prospectus | February 1, 2018



Deutsche Emerging Markets Equity Fund





 CLASS/Ticker    A   SEKAX    T   SEKTX    C   SEKCX    INST   SEKIX    S   SEMGX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutschefunds.com/ mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 728-3337 or asking your financial advisor. The prospectus and SAI, both dated February 1, 2018, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks long-term growth of capital.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in Deutsche funds or if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial advisor and in Choosing a Share Class in the prospectus (p.
70), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 142) and Purchase and Redemption of Shares in the fund's SAI (p. II-16).


SHAREHOLDER FEES (paid directly from your investment)


                                              A           T          C    INST      S
                                     ----------  ----------  ---------  ------  -----
Maximum sales charge (load)
imposed on purchases, as % of
offering price                            5.75       2.50      None     None    None
------------------------------------      ----       ----      --       ------  ---
Maximum deferred sales charge
(load), as % of redemption proceeds     None        None     1.00       None    None
------------------------------------    ------      -----    ----       ------  ---
Account Maintenance Fee (annually,
for fund account balances below
$10,000 and subject to certain
exceptions)                            $   20       None     $20        None    $20
------------------------------------   -------      -----    ----       ------  ---

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


                                           A          T          C        INST           S
                                   ---------  ---------  ---------  ----------  ----------
Management fee1                        0.70       0.70       0.70       0.70        0.70
----------------------------------     ----       ----       ----       ----        ----
Distribution/service (12b-1) fees      0.23       0.25       0.99      None        None
----------------------------------     ----       ----       ----      -----       -----
Other expenses2                        0.80       0.70       0.75       0.51        0.74
----------------------------------     ----       ----       ----      -----       -----
Acquired funds fees and expenses       0.02       0.02       0.02       0.02        0.02
----------------------------------     ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                               1.75       1.67       2.46       1.23        1.46
----------------------------------     ----       ----       ----      -----       -----
Fee waiver/expense reimbursement       0.58       0.50       0.54       0.31        0.46
----------------------------------     ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES AFTER FEE WAIVER/EXPENSE
REIMBURSEMENT                          1.17       1.17       1.92       0.92        1.00
----------------------------------     ----       ----       ----      -----       -----

(1 )"Management fee" is restated to reflect the fund's new management fee rate effective May 1, 2017.
(2) "Other expenses" for Class T are based on estimated amounts for the current fiscal year.

The Advisor has contractually agreed through January 31, 2019 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 1.15%, 1.15%, 1.90%, 0.90% and 0.98% for Class A, Class T, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEARS           A         T         C      INST         S
-------  --------  --------  --------  --------  --------
1        $ 687     $ 366     $ 295     $  94     $ 102
--       -----     -----     -----     -----     -----
3        1,041       716       715       360       417
--       -----     -----     -----     -----     -----
5        1,418     1,089     1,262       646       754
--       -----     -----     -----     -----     -----
10       2,474     2,136     2,755     1,461     1,707
--       -----     -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         T         C      INST         S
-------  --------  --------  --------  --------  --------
1        $ 687     $ 366     $ 195     $  94     $ 102
--       -----     -----     -----     -----     -----
3        1,041       716       715       360       417
--       -----     -----     -----     -----     -----
5        1,418     1,089     1,262       646       754
--       -----     -----     -----     -----     -----
10       2,474     2,136     2,755     1,461     1,707
--       -----     -----     -----     -----     -----

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2017: 14%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund considers "emerging markets" to include any countries or markets (i) currently classified as low-to-middle income economies by the World Bank; or (ii) currently considered to be developing by the International Finance Corporation or the United Nations or its authorities.


The fund considers an issuer to have more than half of its business in emerging markets if at least (i) 50% of the issuer's assets are in an emerging market country, or (ii) 50% of an issuer's revenues or profits are from goods produced or sold, investments made, or services performed in emerging markets.


The fund may invest up to 20% of net assets in equities from the US or other developed markets. The fund may also invest up to 20% of net assets in US or emerging market debt securities when portfolio management believes these securities may perform at least as well as equities.


The fund invests primarily in common stocks, but may also invest in preferred stocks or convertible securities.


MANAGEMENT PROCESS. Portfolio management generally uses a four step management process. In the first step, using a macroeconomic outlook, portfolio management assesses the general outlook for emerging market equities. The key drivers of this outlook are growth, valuation, and market sentiment. This process is then applied at individual country and sector levels to determine country and sector weightings. In the second step, portfolio management performs a bottom-up fundamental analysis of the companies in the designated countries and sectors (i.e., an analysis of the salient attributes of the various individual companies), resulting in recommended stocks for the designated countries and sectors and corresponding target prices for those stocks. Salient company attributes that portfolio management may consider include attractiveness of valuation relative to earnings, sustainability of business model, the presence of clearly identifiable catalysts, such as a specific corporate event, and positive share price momentum. In the third step, portfolio management constructs the fund's portfolio, weighting individual stocks based on management's assessments and setting individual country and sector market exposure based on management's outlook. In the fourth and final step, portfolio management actively monitors the fund's portfolio, including an ongoing assessment of the portfolio's risks. Portfolio management will typically sell a security if it no longer represents good value relative to fundamentals and/or if it lacks positive catalysts.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes or participation or participatory notes to gain exposure to certain foreign markets that may not permit direct investment.


The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not



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                                           Deutsche Emerging Markets Equity Fund


                                             SUMMARY PROSPECTUS February 1, 2018
intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock's price, regardless of how well the company performs, or the fund's ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent the fund invests in a particular capitalization or sector, the fund's performance may be affected by the general performance of that particular capitalization or sector.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


FRONTIER MARKET RISK. Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets.


CURRENCY RISK. Changes in currency exchange rates may affect the value of the fund's investments and the fund's share price. To the extent the fund seeks to hedge part or all of its foreign currency exposure, the fund may not be successful in hedging against currency changes. The fund's US dollar share price may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund's holdings goes up. Furthermore, the fund's use of forward currency contracts may eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country's government. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund's investments.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund's performance.


REGIONAL FOCUS RISK. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.


DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the



                                       3
                                           Deutsche Emerging Markets Equity Fund


                                             SUMMARY PROSPECTUS February 1, 2018
derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High-yield debt securities are considered speculative, and credit risk for high-yield securities is greater than for higher-rated securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.


OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.


Class T is a new class of shares and therefore does not have a full calendar year of performance available. The performance figures for Class T shares are based on the historical performance of the fund's Class S shares adjusted to reflect the higher expenses and applicable sales charges of Class T.



                                       4
                                           Deutsche Emerging Markets Equity Fund


                                             SUMMARY PROSPECTUS February 1, 2018

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





   2008       2009       2010        2011       2012       2013       2014        2015       2016      2017
  -57.80      68.84      11.25       -23.22     15.14       -2.12      -0.45      -13.18     9.72      37.38





                    RETURNS    PERIOD ENDING
 BEST QUARTER      32.27%      June 30, 2009
 WORST QUARTER     -32.73%     December 31, 2008

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2017 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.



                                  CLASS           1          5          10
                              INCEPTION        YEAR      YEARS       YEARS
                            -----------  ----------  ---------  ----------
CLASS A before tax          5/29/2001        29.48       3.75       -1.70
--------------------------  ---------        -----       ----      ------
  After tax on distribu-
  tions                                      29.48       3.74       -1.67
  After tax on distribu-
  tions and sale of fund
  shares                                     16.93       2.99       -1.16
--------------------------  ---------        -----       ----      ------
CLASS T before tax           6/5/2017        34.01       4.46       -1.37
--------------------------  ---------        -----       ----      ------
CLASS C before tax          5/29/2001        36.40       4.21       -1.91
--------------------------  ---------        -----       ----      ------
CLASS S before tax           5/8/1996        37.71       5.24       -0.88
--------------------------  ---------        -----       ----      ------
MSCI EMERGING MARKET
INDEX (reflects no deduc-
tion for fees or
expenses)                                    37.28       4.35       1.68
--------------------------  ---------        -----       ----      ------



                                 CLASS           1          5       SINCE
                             INCEPTION        YEAR      YEARS   INCEPTION
                           -----------  ----------  ---------  ----------
INST CLASS before tax       3/3/2008        37.78       5.24       0.07
--------------------------  --------        -----       ----       ----
MSCI EMERGING MARKET
INDEX (reflects no deduc-
tion for fees or
expenses)                                   37.28       4.35       2.36
-------------------------- --------         -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

Deutsche Asset Management (Hong Kong) Limited


PORTFOLIO MANAGER(S)

SEAN TAYLOR, MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Began managing the fund in 2014.


LUIZ RIBEIRO, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2017.


MARC CURRAT, ASSISTANT VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2017.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------
A T C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

For participants in all group retirement plans for Class A, T, C and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A, C and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.



TO PLACE ORDERS


MAIL           New Accounts             Deutsche Asset Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337, M - F 8 a.m. - 7 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 7 p.m. ET


The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial advisor, contact your financial advisor for assistance with buying or selling fund shares. A financial advisor separately may impose its own policies and procedures for buying and selling fund shares.



                                       5
                                           Deutsche Emerging Markets Equity Fund


                                             SUMMARY PROSPECTUS February 1, 2018

Class T shares are available only to investors who are investing through a third party financial intermediary, such as a bank or broker-dealer. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor's affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


                                       6
                                           Deutsche Emerging Markets Equity Fund
                                   SUMMARY PROSPECTUS February 1, 2018 DEMEF-SUM